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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):   DECEMBER 2, 1997




                            PENSKE MOTORSPORTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)






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         DELAWARE                                           0-28044                             51-0369517
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
(State or Other Jurisdiction of Incorporation)        (Commission File Number)          (IRS Employer Identification Number)

13400 WEST OUTER DRIVE                                                                          48239-4001

        DETROIT, MI                                                                       (Including Zip Code)
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(Address of Principal Executive Offices)
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                                  313-592-8255
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
                                 --------------
             (Former Name or Address, If Changed From Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

The merger (the "Merger") of North Carolina Motor Speedway, Inc., a North Carolina corporation ("NCMS"), with and into Penske Acquisition, Inc., a North Carolina corporation ("Acquisition"), which is a wholly owned subsidiary of Penske Motorsports, Inc., a Delaware corporation ("Parent"), became effective on December 2, 1997, (the "Effective Time") pursuant to the Agreement and Plan of Merger, dated as of August 5, 1997, among Parent, Acquisition and NCMS (the "Merger Agreement"). Immediately prior to the Effective Time, Parent was the owner of approximately 1,563,478 shares of common stock, par value $0.25 per share, of NCMS (the "Shares") representing approximately 70% of the Shares. At the Effective Time, the separate corporate existence of NCMS was terminated and Acquisition, as the surviving corporation in the Merger, remained as a wholly-owned subsidiary of Parent. At the Effective Time, Jo DeWitt Wilson, a director of the Parent, was the owner of 7,100 Shares, which was less than one percent of the outstanding Shares.

Under the terms and conditions of the Merger Agreement and applicable provisions of North Carolina law, each Share ceased to be outstanding at the Effective Time, and each Share now represents solely a right to either, at the holder's option, (i) an amount, in cash, without interest, equal to $19.61 per NCMS Share, or (ii) $19.61 worth of common stock, par value $0.01 per share, of Penske Motorsports, Inc. ("PMI Stock") with the PMI Stock being valued at $27.25 per share in accordance with the terms of the Merger Agreement (the "Merger Consideration"). In addition to the payment of the Merger Consideration, if the holder of any Shares seeking to exercise dissenter's rights under North Carolina law ("Dissenting Shares") becomes entitled to an amount in excess of $19.61 as a result of exercising his dissenter's rights, and such holder of Dissenting Shares owned more than 5% of the outstanding common stock of NCMS immediately before the Effective Time, Parent will promptly pay in cash to each holder of common stock of NCMS outstanding immediately before the Effective Time (other than the Dissenting Shares) an additional amount per share equal to such excess, less any amount per share received as described in the next sentence. In addition, if Parent, during the one-year period following the Effective Time, sells all of the outstanding common stock of the surviving corporation or all or substantially all of the assets of the surviving corporation to any person other than Parent or its affiliates, Parent shall promptly pay in cash to each holder of common stock of NCMS immediately before the Effective Time (other than Dissenting Shares) an additional amount equal to the difference between (i) such holder's proportionate share (based on such holder's percentage ownership of the common stock of NCMS immediately before the Effective Time) of the net sales price received by Parent from such sale, less the Merger Consideration paid to such holder, and (ii) any amount received by such holder pursuant to the immediately preceding sentence. Payment of the Merger Consideration in cash will be paid by the Parent from existing availability under

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its line of credit with First Union National Bank, as Agent and NationsBank,
N.A. as Co-Agent on behalf of the various banks.

The description of the terms of the acquisition set forth above is qualified in all respects by reference to the Merger Agreement, a copy of which is filed herewith as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS:
      Financial Statements are incorporated by reference from the Company's Registration Statement filed on Form S-4, Registration Number 333-34923, with the Securities Exchange Commission, insofar as such report relates to the financial statements of North Carolina Motor Speedway, Inc. for the year ended August 31, 1997.

(b)   PRO FORMA FINANCIAL INFORMATION:
      Pro Forma financial information is incorporated by reference from the Company's Registration Statement filed on Form S-4, Registration Number 333-34923, with the Securities Exchange Commission, insofar as such report relates to the financial statements of North Carolina Motor Speedway, Inc. for the year ended August 31, 1997.

(c)   EXHIBITS:

      Exhibit 2.1 - Agreement and Plan of Merger dated August 5, 1997, by and among North Carolina Motor Speedway, Inc., Penske Motorsports, Inc. and Penske Acquisition, Inc. incorporated by reference from Exhibit 2.1 of the Company's Registration Statement filed on Form S-4, Registration Number 333-34923 with the Securities and Exchange Commission.

      Exhibit 23.1 - Consent of Deloitte & Touche, LLP to incorporation by reference of their report included in PMI's Registration Statement filed on Form S-4, Registration Number 333-34923 with the Securities and Exchange Commission.

      Exhibit 99.1 - Balance sheets of North Carolina Motor Speedway, Inc. as of August 31, 1997 and 1996 and the related statements of income and retained earnings and of cash flows for the years then ended and for the seven months ended August 31, 1995 and the year ended January 31, 1995

      Exhibit 99.2 - Unaudited pro forma financial data of Penske Motorsports, Inc. and subsidiaries as of June 30, 1997 and for the six months ended June 30, 1997 and the year ended December 31, 1996.



The Company agrees to furnish supplementally to the Commission upon request any schedule or exhibit to Exhibit 2.1 which has been omitted.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 16, 1997             PENSKE MOTORSPORTS, INC.


                                By: /s/ JAMES H. HARRIS
                                   -----------------------------
                                        JAMES H. HARRIS

                                Its: SENIOR VICE PRESIDENT AND TREASURER
                                     (PRINCIPAL FINANCIAL OFFICER)


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                                 EXHIBIT INDEX



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  EXHIBIT                           DESCRIPTION OF EXHIBIT                            SEQUENTIAL PAGE
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  NUMBER                                                                                NUMBER
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
EXHIBIT 2.1              Agreement and Plan of Merger dated August 5, 1997, by
                         and among North Carolina Motor Speedway, Inc., Penske
                         Motorsports, Inc. and Penske Acquisition, Inc.
                         incorporated by reference from Exhibit 2.1 of the
                         Company's Registration Statement filed on Form S-4,
                         Registration Number 333-34923 with the Securities and
                         Exchange Commission.

EXHIBIT 23.1 Consent of Deloitte & Touche, LLP to incorporation by reference of their report included in PMI's Registration Statement filed on Form S-4, Registration Number 333-34923 with the Securities and Exchange Commission.


Exhibit 99.1 -           Balance sheets of North Carolina Motor Speedway, Inc.
                         as of August 31, 1997 and 1996 and the related statements of income and retained earnings and of cash flows for the years then ended and for the seven months ended August 31, 1995 and the year ended
                         January 31, 1995

Exhibit 99.2 -           Unaudited pro forma financial data of Penske
                         Motorsports, Inc. and subsidiaries as of June 30, 1997, and for the six months ended June 30, 1997 and the year ended December 31, 1996.





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